Derivative Assets	12 Months Ended
Dec. 31, 2023
Derivative Assets [Abstract]
DERIVATIVE ASSETS

NOTE 8: DERIVATIVE ASSETS

The Company used derivative assets for risk management and economic hedging of digital assets owned. On December 31, 2022, the Company held $905 in collateral related to open digital assets forwards positions with fair value of $1,072, utilizing level 2 inputs in the fair value hierarchy. During the year ended December 31, 2023, the Company incurred a loss on derivative contracts of $1,618 as a result of the cyber breach incident (see Note 5). The net loss recognized from the hedging activity during the year ended on December 31, 2023 was $253. As of December 31, 2023, there are no open derivative positions.